SCHEDULE 14C INFORMATION STATEMENT
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                                [X] Filed by the
                         Registrant [ ] Filed by a Party
                            other than the Registrant

                           Check the appropriate box:

                           [X] Preliminary Information
                   Statement [ ] Confidential, for Use of the
                          Commission Only (as permitted
                              by Rule 14a-6(e)(2))
                      [ ] Definitive Information Statement

                                  NUCOTEC, INC.

                        Commission File Number: 000-50146


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

Title of each class of securities to which transaction applies:____________________________________________ Aggregate number of securities to which transaction
applies:_____________________________________________ Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________________________________
Proposed maximum aggregate value of transaction:_________
Total fee paid:_______________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:______________________________
Form, Schedule or Registration Statement No.:____________
Filing Party:________________________________________
Date Filed:_________________________________________



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                                  NUCOTEC, INC.
                                 3841 AMADOR WAY
                               RENO, NEVADA 89502

       NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

DEAR SHAREHOLDERS:

    We are writing to advise you that Nucotec, Inc. will change its name to Tornado Gold International Corp. The name change was approved on May 12, 2004, by unanimous approval of our Board of Directors. In addition, our officers and directors who hold a majority of our issued and outstanding common stock, approved the name change by written consent in lieu of a meeting on May 12, 2004, in accordance with the relevant sections of Nevada Revised Statutes. The name change will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificate of Amendment twenty days after this information statement is first mailed to our shareholders.

    Our purpose in changing our name to Tornado Gold International Corp. reflects the fact that we intend to change our business focus. We hope that this action will increase our profitability and the total value of the corporation to our investors.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about ____________ 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


By order of the Board of Directors,





--------------------------------
Earl Abbott
PRESIDENT

Reno, Nevada
            , 2004
------------

                                  NUCOTEC, INC.
                                 3841 AMADOR WAY
                               RENO, NEVADA 89502

                  INFORMATION STATEMENT REGARDING ACTION TAKEN
                 BY WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholder, on May 12, 2004, in accordance with the relevant Sections of the Nevada Revised Statutes. This action was taken by Earl Abbott, who owns in excess of the required majority of our outstanding common stock necessary for the adoption of the action. Mr. Abbott is our secretary and one of our directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about __________, 2004 to shareholders of record on May 12, 2004. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

On May 12, 2004, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change our corporate name to "Tornado Gold International Corp." On May 12, 2004, shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent. These shareholders are also our officers and directors. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

Our Board of Directors believes it is desirable to change the name of the Company to "Tornado Gold International Corp." Our purpose in changing our name to Tornado Gold International Corp., reflecting the fact that we will undertake a change in our business focus. We hope that our new business focus will increase our profitability and the total value of the corporation to our investors.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

The Nevada Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On May 12, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, there were 6,600,000 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to effect the name change. By action of written consent, dated May 12, 2004, our officers and directors who also own a majority of the shares of the issued and outstanding shares of our common stock, or 63.6% of the issued and outstanding shares of our common stock, approved the name change.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of the Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF NUCOTEC, INC. STOCK

The change in the name of Nucotec, Inc. will be reflected in its stock records by book-entry in Nucotec, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to Nucotec, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

The Nevada Revised Statutes do not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of Nucotec, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of May 12, 2004, except as noted in the footnotes below, by:

     o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
     o    Each of our executive officers;
     o    Each of our directors; and
     o    All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of May 12, 2004, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of May 12, 2004, there were 6,600,000 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

================= ================================== ====================================== ===================
TITLE OF CLASS    NAME AND ADDRESS OF BENEFICIAL     AMOUNT AND NATURE OF BENEFICIAL OWNER   PERCENT OF CLASS
                  OWNER
----------------- ---------------------------------- -------------------------------------- -------------------
Common Stock      Earl W. Abbott                      President, Chief Financial Officer,         31.8%
                  3841 Amador Way                            Secretary, Director
                  Reno, Nevada  89502                         2,100,000 shares(1)
----------------- ---------------------------------- -------------------------------------- -------------------
Common Stock      Carl A. Pescio                                   Director                       15.9%
                  3841 Amador Way                            1,050,000 shares(1)
                  Reno, Nevada  89502
----------------- ---------------------------------- -------------------------------------- -------------------
Common Stock      Stanley B. Keith
                  3841 Amador Way                                  Director
                  Reno, Nevada  89502                         1,050,000 shares(1)                 15.9%
----------------- ---------------------------------- -------------------------------------- -------------------
Common Stock      All directors and named executive           4,200,000 shares(1)                 63.6%
                  officers as a group
================= ================================== ====================================== ===================

                                    EXHIBIT A

                            Certificate of Amendment
                       (Pursuant to NRS 78.385 and 78.390)

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation: Nucotec, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

          I. The name of this corporation is Tornado Gold International Corp.

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 63.6%

4. Effective date of filing (optional):_________________________________________
                 (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.